                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934


                                HANDSPRING, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
                  DELAWARE                                            77-0490705
 ----------------------------------------                ------------------------------------
 (State of incorporation or organization)                (I.R.S. Employer Identification No.)

         189 BERNARDO AVENUE
      MOUNTAIN VIEW, CALIFORNIA                                      94043
----------------------------------------                            --------
(Address of principal executive offices)                           (Zip Code)

If this form relates to the registration of a          If this Form relates to the registration of a
class of securities pursuant to Section 12(b)          class of securities pursuant to Section
of the Exchange Act and is effective                   12(g) of the Exchange Act and is
pursuant to General Instruction A.(c),                 effective pursuant to General Instruction
check the following box.  [ ]                          A.(d), check the following box.  [X]


  Securities Act registration statement file number to which this form relates:

                                   333-33666
                                   ----------

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
                                      ----

        Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-33666) as originally filed with the Securities and Exchange Commission on March 31, 2000, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2. EXHIBITS.

     The following exhibits are filed herewith or incorporated herein by reference:

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
     Exhibit
     Number            Exhibit Title or Description
     -------           ----------------------------
      1.1              Form of Underwriting Agreement (incorporated by reference to
                       Exhibit 1.1 to Registrant's registration statement on Form S-1,
                       File No. 333-33666 (the "Registration Statement")).

      3.1              Certificate of Incorporation as filed March 27, 2000
                       (incorporated by reference to Exhibit 3.1 to the Registration
                       Statement).

      3.2              Form of First Amended and Restated Certificate of Incorporation
                       (incorporated by reference to Exhibit 3.2 to the Registration
                       Statement).

      3.3              Form of Second Amended and Restated Certificate of Incorporation
                       of the Registrant to be effective upon the closing of the
                       Registrant's initial public offering (incorporated by reference to Exhibit 3.3 to the Registration Statement).

      3.4 Bylaws (incorporated by reference to Exhibit 3.4 to the Registration Statement).

      3.5              Restated Bylaws (incorporated by reference to Exhibit 3.5 to the
                       Registration Statement).

      4.1              Specimen Common Stock Certificate (incorporated by reference to
                       Exhibit 4.1 to the Registration Statement).

      4.2              Amended and Restated Investors' Rights Agreement dated July 7,
                       1999 (incorporated by reference to Exhibit 4.2 of the
                       Registration Statement).

     99.1 The description of Registrant's Common Stock under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.

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                                       2

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  May 26, 2000                   Handspring, Inc.



                                       By: /s/ Bernard J. Whitney
                                          ----------------------------
                                          Bernard J. Whitney
                                          Chief Financial Officer and Secretary

                                       3
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                                INDEX TO EXHIBITS

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
     Exhibit
     Number            Exhibit Title or Description
     -------           ----------------------------
      1.1              Form of Underwriting Agreement (incorporated by reference to
                       Exhibit 1.1 to Registrant's registration statement on Form S-1,
                       File No. 333-33666 (the "Registration Statement")).

      3.1              Certificate of Incorporation as filed March 27, 2000
                       (incorporated by reference to Exhibit 3.1 to the Registration
                       Statement).

      3.2              Form of First Amended and Restated Certificate of Incorporation
                       (incorporated by reference to Exhibit 3.2 to the Registration
                       Statement).

      3.3              Form of Second Amended and Restated Certificate of Incorporation
                       of the Registrant to be effective upon the closing of the
                       Registrant's initial public offering (incorporated by reference to Exhibit 3.3 to the Registration Statement).

      3.4 Bylaws (incorporated by reference to Exhibit 3.4 to the Registration Statement).

      3.5              Restated Bylaws (incorporated by reference to Exhibit 3.5 to the
                       Registration Statement).

      4.1              Specimen Common Stock Certificate (incorporated by reference to
                       Exhibit 4.1 to the Registration Statement).

      4.2              Amended and Restated Investors' Rights Agreement dated July 7,
                       1999 (incorporated by reference to Exhibit 4.2 of the
                       Registration Statement).

     99.1 The description of Registrant's Common Stock under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement.
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